                               Exhibit (4)(k)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                        INTERNATIONAL SMALL CAP FUND - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                        INTERNATIONAL SMALL CAP FUND - A
                                       OF
                              NORTH AMERICAN FUNDS


     In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
     The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
     This certificate is not valid until countersigned by the Transfer Agent.
     IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                    AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

  NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                        INTERNATIONAL SMALL CAP FUND - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                        INTERNATIONAL SMALL CAP FUND - B
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                    AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

  NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                        INTERNATIONAL SMALL CAP FUND - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                        INTERNATIONAL SMALL CAP FUND -C
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT


         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                              AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

  NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             SMALL/MID CAP FUND - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             SMALL/MID CAP FUND - A
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                    AUTHORIZED SIGNATURE




  (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

  NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             SMALL/MID CAP FUND - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             SMALL/MID CAP FUND - B
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                    AUTHORIZED SIGNATURE




  (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             SMALL/MID CAP FUND - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             SMALL/MID CAP FUND - C
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                    AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             GROWTH EQUITY FUND - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             GROWTH EQUITY FUND - A
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                              AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             GROWTH EQUITY FUND - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             GROWTH EQUITY FUND - B
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT


         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                              AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)
                       ------------------------------
--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
______________________________________Shares of Beneficial interest represented by the within certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,

to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated_________________________


                                         (SIGN HERE)____________________________

NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                             UNDER THE LAWS OF THE
                         COMMONWEALTH OF MASSACHUSETTS


                             GROWTH EQUITY FUND - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
OF


                             GROWTH EQUITY FUND - C
                                       OF
                              NORTH AMERICAN FUNDS


        In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 28, 1988, and any amendments thereto ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.
        The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or satisfaction of any obligation or claim or otherwise in connection with the affairs of the Funds but the Fund property only shall be liable.
        This certificate is not valid until countersigned by the Transfer
Agent.
        IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




             TREASURER                                    PRESIDENT

         (This language appears on the front of the share certificate.)

COUNTERSIGNED:
     STATE STREET BANK and TRUST COMPANY
               (BOSTON)  TRANSFER  AGENT
BY
                              AUTHORIZED SIGNATURE




 (This language appears rotated 90 degress in the right margin on the front of the share certificate.)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations"

     TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                                 ----------
     TEN ENT - as tenants by the entireties                     (Cust)  (Minor)
     JT TEN - as joint tenants with the right                    under Uniform
              of survivorship and not as tenants                Gifts to Minors
              in common                                         Act.......
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED,            hereby sell, assign and transfer unto
                         ------------
(PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

                       ------------------------------

--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                Shares of Beneficial interest
------------------------------------------------
represented by the within certificate and do hereby irrevocably constitute and
appoint                                                              Attorney,
       --------------------------------------------------------------
to transfer the same on the books of the within-named Trust, with full power of substitution in the premises.

Dated
      ------------------

                                         (SIGN HERE)
                                                    ----------------------------

NOTICE: The Signatures to this Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

    (This language appears on the back of the share certificate, rotated 90 degrees.)




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